Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,774	10,629	1.4%	1.4	—

Europe	4,663	4,730	(1.4)	1.0	(2.4)
Western Hemisphere excluding U.S.	1,495	1,456	2.6	9.3	(6.7)
Asia-Pacific, Africa	3,815	3,579	6.6	5.8	0.8
International	9,973	9,765	2.1	4.0	(1.9)

Worldwide	$ 20,747	20,394	1.7%	2.6	(0.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 42,097	41,884	0.5%	0.5	—

Europe	18,466	18,753	(1.5)	3.8	(5.3)
Western Hemisphere excluding U.S.	5,941	6,113	(2.8)	5.7	(8.5)
Asia-Pacific, Africa	15,555	14,831	4.9	6.9	(2.0)
International	39,962	39,697	0.7	5.3	(4.6)

Worldwide	$ 82,059	81,581	0.6%	2.8	(2.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,470	1,479	(0.6)%	(0.6)	—
International	2,097	2,057	2.0	4.0	(2.0)
	3,567	3,536	0.9	2.1	(1.2)

Pharmaceutical
U.S.	6,169	5,936	3.9	3.9	—
International	4,379	4,254	2.9	5.1	(2.2)
	10,548	10,190	3.5	4.4	(0.9)

Medical Devices
U.S.	3,135	3,214	(2.4)	(2.4)	—
International	3,497	3,454	1.3	2.7	(1.4)
	6,632	6,668	(0.5)	0.2	(0.7)

U.S.	10,774	10,629	1.4	1.4	—
International	9,973	9,765	2.1	4.0	(1.9)
Worldwide	$ 20,747	20,394	1.7%	2.6	(0.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,839	5,761	1.4%	1.4	—
International	8,059	8,092	(0.4)	4.2	(4.6)
	13,898	13,853	0.3	3.0	(2.7)

Pharmaceutical
U.S.	23,874	23,286	2.5	2.5	—
International	18,324	17,448	5.0	10.1	(5.1)
	42,198	40,734	3.6	5.8	(2.2)

Medical Devices
U.S.	12,384	12,837	(3.5)	(3.5)	—
International	13,579	14,157	(4.1)	(0.1)	(4.0)
	25,963	26,994	(3.8)	(1.7)	(2.1)

U.S.	42,097	41,884	0.5	0.5	—
International	39,962	39,697	0.7	5.3	(4.6)
Worldwide	$ 82,059	81,581	0.6%	2.8	(2.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,747	100.0	$ 20,394	100.0	1.7
Cost of products sold	7,134	34.4	6,961	34.1	2.5
Gross Profit	13,613	65.6	13,433	65.9	1.3
Selling, marketing and administrative expenses	6,039	29.1	5,991	29.4	0.8
Research and development expense	3,232	15.6	3,224	15.8	0.2
Interest (income) expense, net	4	0.0	54	0.3
Other (income) expense, net	16	0.1	978	4.8
Restructuring	104	0.5	64	0.3
Earnings before provision for taxes on income	4,218	20.3	3,122	15.3	35.1
Provision for taxes on income	208	1.0	80	0.4	160.0
Net earnings	$ 4,010	19.3	$ 3,042	14.9	31.8

Net earnings per share (Diluted)	$ 1.50		$ 1.12		33.9

Average shares outstanding (Diluted)	2,669.1		2,724.0

Effective tax rate	4.9%		2.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,628	27.1	$ 6,046	29.6	(6.9)
Net earnings	$ 5,027	24.2	$ 5,372	26.3	(6.4)
Net earnings per share (Diluted)	$ 1.88		$ 1.97		(4.6)
Effective tax rate	10.7%		11.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 82,059	100.0	$ 81,581	100.0	0.6
Cost of products sold	27,556	33.6	27,091	33.2	1.7
Gross Profit	54,503	66.4	54,490	66.8	0.0
Selling, marketing and administrative expenses	22,178	27.0	22,540	27.6	(1.6)
Research and development expense	11,355	13.8	10,775	13.2	5.4
In-process research and development	890	1.1	1,126	1.4
Interest (income) expense, net	(39)	0.0	394	0.5
Other (income) expense, net	2,525	3.1	1,405	1.7
Restructuring	266	0.3	251	0.3
Earnings before provision for taxes on income	17,328	21.1	17,999	22.1	(3.7)
Provision for taxes on income	2,209	2.7	2,702	3.3	(18.2)
Net earnings	$ 15,119	18.4	$ 15,297	18.8	(1.2)

Net earnings per share (Diluted)	$ 5.63		$ 5.61		0.4

Average shares outstanding (Diluted)	2,684.3		2,728.7

Effective tax rate	12.7%		15.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 28,225	34.4	$ 26,698	32.7	5.7
Net earnings	$ 23,310	28.4	$ 22,315	27.4	4.5
Net earnings per share (Diluted)	$ 8.68		$ 8.18		6.1
Effective tax rate	17.4%		16.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,218	3,122	35.1%
Litigation expense, net	264	1,288
Intangible asset amortization expense	1,142	1,073
Restructuring/Other (1)	251	227
Actelion acquisition related cost	62	43
Auris Health acquisition related cost	16	—
AMO acquisition related cost	12	27
Unrealized loss/(gain) on securities	(350)	182
Tax legislation and related impacts	—	72
Other	13	12
Earnings before provision for taxes on income - as adjusted	$ 5,628	6,046	(6.9)%

Net Earnings - as reported	$ 4,010	3,042	31.8%
Litigation expense, net	251	1,113
Intangible asset amortization expense	1,008	957
Restructuring/Other	214	190
Actelion acquisition related cost	58	39
Auris Health acquisition related cost	12	—
AMO acquisition related cost	12	21
Unrealized loss/(gain) on securities	(277)	143
Tax legislation and related impacts (2)	(184)	(137)
Other	(77)	4
Net Earnings - as adjusted	$ 5,027	5,372	(6.4)%

Diluted Net Earnings per share - as reported	$ 1.50	1.12	33.9%
Litigation expense, net	0.10	0.41
Intangible asset amortization expense	0.38	0.35
Restructuring/Other	0.08	0.07
Actelion acquisition related cost	0.02	0.01
Auris Health acquisition related cost	—	—
AMO acquisition related cost	—	0.01
Unrealized loss/(gain) on securities	(0.10)	0.05
Tax legislation and related impacts	(0.07)	(0.05)
Other	(0.03)	—
Diluted Net Earnings per share - as adjusted	$ 1.88	1.97	(4.6)%

Impact of currency at 2018 foreign currency exchange rates	0.03
Operational Diluted Net Earnings per share - as adjusted at 2018 foreign currency exchange rates	$ 1.91	1.97	(3.0)%

(1) Includes $70M recorded in cost of products sold and $77M recorded in other (income) expense for the fourth quarter 2019. Includes $32M recorded in cost of products sold and $131M recorded in other (income) expense for the fourth quarter 2018.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Twelve Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 17,328	17,999	(3.7)%
Litigation expense, net	5,096	1,991
Intangible asset amortization expense	4,528	4,357
In-process research and development	890	1,126
Restructuring/Other (1)	611	700
Actelion acquisition related cost	185	243
Auris Health acquisition related cost	72	—
AMO acquisition related cost	62	109
Unrealized loss/(gain) on securities	(567)	179
Contingent liability reversal	—	(184)
Tax legislation and related impacts	—	72
Other	20	106
Earnings before provision for taxes on income - as adjusted	$ 28,225	26,698	5.7%

Net Earnings - as reported	$ 15,119	15,297	(1.2)%
Litigation expense, net	4,015	1,722
Intangible asset amortization expense	3,844	3,888
In-process research and development	703	859
Restructuring/Other	511	585
Actelion acquisition related cost	172	232
Auris Health acquisition related cost	56	—
AMO acquisition related cost	52	89
Unrealized loss/(gain) on securities	(448)	141
Contingent liability reversal	—	(184)
Tax legislation and related impacts (2)	(575)	(390)
Other	(139)	76
Net Earnings - as adjusted	$ 23,310	22,315	4.5%

Diluted Net Earnings per share - as reported	$ 5.63	5.61	0.4%
Litigation expense, net	1.50	0.63
Intangible asset amortization expense	1.43	1.42
In-process research and development	0.26	0.32
Restructuring/Other	0.19	0.21
Actelion acquisition related cost	0.06	0.09
Auris Health acquisition related cost	0.02	—
AMO acquisition related cost	0.02	0.03
Unrealized loss/(gain) on securities	(0.17)	0.05
Contingent liability reversal	—	(0.07)
Tax legislation and related impacts	(0.21)	(0.14)
Other	(0.05)	0.03
Diluted Net Earnings per share - as adjusted	$ 8.68	8.18	6.1%

Impact of currency at 2018 foreign currency exchange rates	0.22
Operational Diluted Net Earnings per share - as adjusted at 2018 foreign currency exchange rates	$ 8.90	8.18	8.8%

(1) Includes $151M recorded in cost of products sold and $194M recorded in other (income) expense for twelve months YTD 2019. Includes $105M recorded in cost of products sold and $344M recorded in other (income) expense for twelve months YTD 2018.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FOURTH QUARTER 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	0.9%	3.5%	(0.5)%	1.7%
U.S.	(0.6)%	3.9%	(2.4)%	1.4%
International	2.0%	2.9%	1.3%	2.1%

WW Currency	(1.2)	(0.9)	(0.7)	(0.9)
U.S.	—	—	—	—
International	(2.0)	(2.2)	(1.4)	(1.9)

WW Operational	2.1%	4.4%	0.2%	2.6%
U.S.	(0.6)%	3.9%	(2.4)%	1.4%
International	4.0%	5.1%	2.7%	4.0%

Beauty
RoC	0.6			0.1
U.S.	1.4			0.2
International	0.0			0.0

Beauty
Dr. Ci Labo - Japan	(1.7)			(0.3)
U.S.	0.0			0.0
International	(2.9)			(0.6)

Specialty Surgery
Advanced Sterilization Products			2.4	0.8
U.S.			3.0	0.9
International			2.0	0.7

Baby Care
Baby Center	0.3			0.1
U.S.	0.8			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	0.0	0.1	0.1	0.1
U.S.	0.0	0.1	0.0	0.1
International	0.1	0.0	0.1	0.1

WW Adjusted Operational	1.4%	4.5%	2.7%	3.4%
U.S.	1.6%	4.1%	0.6%	2.7%
International	1.3%	5.1%	4.7%	4.1%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
TWELVE MONTHS 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	0.3%	3.6%	(3.8)%	0.6%
U.S.	1.4%	2.5%	(3.5)%	0.5%
International	(0.4)%	5.0%	(4.1)%	0.7%

WW Currency	(2.7)	(2.2)	(2.1)	(2.2)
U.S.	—	—	—	—
International	(4.6)	(5.1)	(4.0)	(4.6)

WW Operational	3.0%	5.8%	(1.7)%	2.8%
U.S.	1.4%	2.5%	(3.5)%	0.5%
International	4.2%	10.1%	(0.1)%	5.3%

Beauty
Nizoral	0.2			0.0
U.S.	0.1			0.0
International	0.3			0.1

OTC
Zarbees	(0.4)			(0.1)
U.S.	(1.1)			(0.1)
International	0.0			0.0

Diabetes Care
LifeScan			3.8	1.3
U.S.			2.9	0.9
International			4.6	1.7

Beauty
RoC	0.7			0.1
U.S.	1.3			0.2
International	0.2			0.0

Beauty
Dr. Ci Labo - Japan	(2.3)			(0.4)
U.S.	0.0			0.0
International	(3.9)			(0.8)

Specialty Surgery
Advanced Sterilization Products			1.6	0.6
U.S.			2.2	0.7
International			1.0	0.4

Baby Care
Baby Center	0.1			0.0
U.S.	0.3			0.0
International	0.0			0.0

All Other Acquisitions and Divestitures	0.1	0.0	0.1	0.1
U.S.	0.0	0.1	0.1	0.1
International	0.1	0.0	0.1	0.1

WW Adjusted Operational	1.4%	5.8%	3.9%	4.5%
U.S.	2.1%	2.7%	1.8%	2.3%
International	1.0%	10.1%	5.7%	6.7%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$85	116	(26.7)%	(26.7)%	—%
Intl	336	357	(5.9)	(3.7)	(2.2)
WW	421	473	(11.0)	(9.3)	(1.7)

BEAUTY
US	582	612	(4.9)	(4.9)	—
Intl	568	499	13.8	15.6	(1.8)
WW	1,150	1,111	3.5	4.3	(0.8)

ORAL CARE
US	159	165	(3.6)	(3.6)	—
Intl	233	234	0.2	2.2	(2.0)
WW	393	399	(1.4)	(0.2)	(1.2)

OTC
US	542	491	10.3	10.3	—
Intl	653	657	(0.6)	0.8	(1.4)
WW	1,195	1,148	4.1	4.9	(0.8)

WOMEN'S HEALTH
US	3	3	(11.8)	(11.8)	—
Intl	250	254	(1.5)	3.1	(4.6)
WW	253	257	(1.6)	2.9	(4.5)

WOUND CARE / OTHER
US	98	92	7.5	7.5	—
Intl	57	56	(0.4)	0.6	(1.0)
WW	155	148	4.5	4.8	(0.3)

TOTAL CONSUMER
US	1,470	1,479	(0.6)	(0.6)	—
Intl	2,097	2,057	2.0	4.0	(2.0)
WW	$3,567	3,536	0.9%	2.1%	(1.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,517	2,356	6.8%	6.8%	—%
Intl	1,005	986	1.9	4.3	(2.4)
WW	3,522	3,342	5.4	6.1	(0.7)
REMICADE
US	755	843	(10.4)	(10.4)	—
US Exports (3)	68	90	(25.0)	(25.0)	—
Intl	212	305	(30.4)	(28.9)	(1.5)
WW	1,035	1,238	(16.4)	(16.0)	(0.4)
SIMPONI / SIMPONI ARIA
US	302	272	10.7	10.7	—
Intl	213	210	1.4	3.7	(2.3)
WW	515	482	6.6	7.6	(1.0)
STELARA
US	1,194	1,009	18.4	18.4	—
Intl	506	435	16.3	19.1	(2.8)
WW	1,700	1,444	17.7	18.6	(0.9)
TREMFYA
US	199	142	39.7	39.7	—
Intl	71	33	*	*	*
WW	270	175	53.9	55.1	(1.2)
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	2	3	(22.4)	(24.0)	1.6
WW	2	3	(22.4)	(24.0)	1.6

INFECTIOUS DISEASES
US	435	372	17.1	17.1	—
Intl	430	430	0.2	3.0	(2.8)
WW	866	802	8.0	9.6	(1.6)
EDURANT / rilpivirine
US	14	16	(12.3)	(12.3)	—
Intl	209	177	17.7	20.9	(3.2)
WW	222	193	15.2	18.2	(3.0)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	390	322	21.0	21.0	—
Intl	155	173	(10.7)	(7.8)	(2.9)
WW	544	495	9.9	10.9	(1.0)
OTHER INFECTIOUS DISEASES
US	32	34	(5.8)	(5.8)	—
Intl	67	80	(15.4)	(13.3)	(2.1)
WW	99	114	(12.5)	(11.0)	(1.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$747	660	13.2%	13.2%	—%
Intl	819	840	(2.5)	(1.2)	(1.3)
WW	1,566	1,500	4.4	5.2	(0.8)
CONCERTA / methylphenidate
US	37	38	(4.4)	(4.4)	—
Intl	115	112	2.4	3.0	(0.6)
WW	152	150	0.7	1.1	(0.4)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	564	485	16.2	16.2	—
Intl	308	278	10.7	13.2	(2.5)
WW	871	763	14.2	15.1	(0.9)
RISPERDAL CONSTA
US	77	77	0.3	0.3	—
Intl	82	101	(18.9)	(17.0)	(1.9)
WW	160	178	(10.6)	(9.5)	(1.1)
OTHER NEUROSCIENCE
US	70	60	16.7	16.7	—
Intl	314	349	(9.9)	(9.3)	(0.6)
WW	383	409	(6.1)	(5.5)	(0.6)

ONCOLOGY
US	1,153	1,063	8.5	8.5	—
Intl	1,563	1,426	9.6	12.2	(2.6)
WW	2,716	2,489	9.1	10.6	(1.5)
DARZALEX
US	444	323	37.8	37.8	—
Intl	385	261	47.5	52.8	(5.3)
WW	830	584	42.1	44.5	(2.4)
IMBRUVICA
US	392	318	22.8	22.8	—
Intl	483	385	25.9	29.7	(3.8)
WW	875	703	24.5	26.6	(2.1)
VELCADE
US	—	—	—	—	—
Intl	115	252	(54.6)	(55.2)	0.6
WW	115	252	(54.6)	(55.2)	0.6
ZYTIGA / abiraterone acetate
US	194	351	(44.8)	(44.8)	—
Intl	483	435	11.2	12.9	(1.7)
WW	677	786	(13.8)	(12.9)	(0.9)
OTHER ONCOLOGY
US	122	71	75.1	75.1	—
Intl	97	93	3.0	5.9	(2.9)
WW	220	164	33.7	35.4	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

PULMONARY HYPERTENSION
US	$388	436	(11.1)%	(11.1)%	—%
Intl	235	231	1.6	3.1	(1.5)
WW	623	667	(6.7)	(6.2)	(0.5)
OPSUMIT
US	185	189	(2.4)	(2.4)	—
Intl	143	134	5.8	7.5	(1.7)
WW	326	323	1.0	1.7	(0.7)
TRACLEER / bosentan
US	10	60	(83.3)	(83.3)	—
Intl	46	64	(27.6)	(28.8)	1.2
WW	56	124	(54.8)	(55.4)	0.6
UPTRAVI
US	178	165	7.4	7.4	—
Intl	30	16	92.5	99.5	(7.0)
WW	208	181	14.8	15.4	(0.6)
OTHER
US	16	22	(27.7)	(27.7)	—
Intl	16	17	(5.9)	(2.4)	(3.5)
WW	32	39	(18.1)	(16.5)	(1.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$930	1,049	(11.4)%	(11.4)%	—%
Intl	327	341	(4.4)	(3.5)	(0.9)
WW	1,256	1,390	(9.7)	(9.5)	(0.2)
XARELTO
US	609	608	0.4	0.4	—
Intl	—	—	—	—	—
WW	609	608	0.4	0.4	—
INVOKANA / INVOKAMET
US	125	188	(33.8)	(33.8)	—
Intl	52	40	33.7	36.0	(2.3)
WW	177	228	(22.2)	(21.8)	(0.4)
PROCRIT / EPREX
US	118	151	(21.6)	(21.6)	—
Intl	65	70	(7.1)	(7.0)	(0.1)
WW	183	221	(17.0)	(16.9)	(0.1)
OTHER
US	78	102	(25.0)	(25.0)	—
Intl	209	231	(10.0)	(9.1)	(0.9)
WW	286	333	(14.6)	(14.0)	(0.6)

TOTAL PHARMACEUTICAL
US	6,169	5,936	3.9	3.9	—
Intl	4,379	4,254	2.9	5.1	(2.2)
WW	$10,548	10,190	3.5%	4.4%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

INTERVENTIONAL SOLUTIONS
US	377	336	12.2%	12.2%	—%
Intl	398	350	13.4	14.3	(0.9)
WW	774	686	12.8	13.3	(0.5)

ORTHOPAEDICS
US	1,369	1,358	0.9	0.9	—
Intl	904	904	(0.1)	1.7	(1.8)
WW	2,273	2,262	0.5	1.2	(0.7)

HIPS
US	230	220	4.9	4.9	—
Intl	147	145	1.2	3.0	(1.8)
WW	377	365	3.4	4.2	(0.8)

KNEES
US	239	239	0.2	0.2	—
Intl	156	153	1.5	3.2	(1.7)
WW	395	392	0.7	1.4	(0.7)

TRAUMA
US	413	403	2.3	2.3	—
Intl	273	271	0.8	2.6	(1.8)
WW	686	674	1.7	2.5	(0.8)

SPINE & OTHER
US	488	496	(1.6)	(1.6)	—
Intl	329	335	(2.1)	(0.4)	(1.7)
WW	817	831	(1.8)	(1.1)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$961	1,094	(12.2)%	(12.2)%	—%
Intl	1,481	1,493	(0.8)	1.2	(2.0)
WW	2,442	2,587	(5.6)	(4.4)	(1.2)

ADVANCED
US	428	441	(3.0)	(3.0)	—
Intl	647	614	5.5	7.6	(2.1)
WW	1,076	1,055	2.0	3.2	(1.2)

GENERAL
US	451	469	(3.9)	(3.9)	—
Intl	720	712	1.2	3.3	(2.1)
WW	1,171	1,181	(0.8)	0.4	(1.2)

SPECIALTY
US	83	184	(55.3)	(55.3)	—
Intl	114	167	(32.3)	(30.7)	(1.6)
WW	195	351	(44.4)	(43.6)	(0.8)

VISION
US	428	426	0.3	0.3	—
Intl	713	707	1.0	1.2	(0.2)
WW	1,141	1,133	0.7	0.9	(0.2)

CONTACT LENSES / OTHER
US	311	289	7.7	7.7	—
Intl	522	527	(0.8)	(0.9)	0.1
WW	833	816	2.2	2.1	0.1
SURGICAL
US	117	137	(15.2)	(15.2)	—
Intl	191	180	6.4	7.6	(1.2)
WW	309	317	(3.0)	(2.3)	(0.7)

TOTAL MEDICAL DEVICES
US	3,135	3,214	(2.4)	(2.4)	—
Intl	3,497	3,454	1.3	2.7	(1.4)
WW	$6,632	6,668	(0.5)%	0.2%	(0.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$362	422	(14.2)%	(14.2)%	—%
Intl	1,313	1,436	(8.6)	(3.7)	(4.9)
WW	1,675	1,858	(9.9)	(6.1)	(3.8)

BEAUTY
US	2,392	2,403	(0.4)	(0.4)	—
Intl	2,201	1,979	11.2	15.3	(4.1)
WW	4,593	4,382	4.8	6.7	(1.9)

ORAL CARE
US	621	637	(2.5)	(2.5)	—
Intl	906	918	(1.2)	3.3	(4.5)
WW	1,528	1,555	(1.7)	0.9	(2.6)

OTC
US	2,010	1,850	8.6	8.6	—
Intl	2,434	2,484	(2.0)	2.2	(4.2)
WW	4,444	4,334	2.5	4.9	(2.4)

WOMEN'S HEALTH
US	12	13	(5.5)	(5.5)	—
Intl	974	1,036	(6.0)	1.1	(7.1)
WW	986	1,049	(6.0)	1.0	(7.0)

WOUND CARE / OTHER
US	441	436	1.2	1.2	—
Intl	230	239	(3.9)	(0.7)	(3.2)
WW	671	675	(0.6)	0.5	(1.1)

TOTAL CONSUMER
US	5,839	5,761	1.4	1.4	—
Intl	8,059	8,092	(0.4)	4.2	(4.6)
WW	$13,898	13,853	0.3%	3.0%	(2.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$9,641	9,073	6.3%	6.3%	—%
Intl	4,309	4,047	6.5	11.6	(5.1)
WW	13,950	13,120	6.3	7.9	(1.6)
REMICADE
US	3,079	3,664	(16.0)	(16.0)	—
US Exports (3)	294	436	(32.7)	(32.7)	—
Intl	1,007	1,226	(17.8)	(13.7)	(4.1)
WW	4,380	5,326	(17.8)	(16.8)	(1.0)
SIMPONI / SIMPONI ARIA
US	1,159	1,051	10.2	10.2	—
Intl	1,029	1,033	(0.4)	4.4	(4.8)
WW	2,188	2,084	5.0	7.3	(2.3)
STELARA
US	4,346	3,469	25.3	25.3	—
Intl	2,015	1,687	19.4	25.1	(5.7)
WW	6,361	5,156	23.4	25.2	(1.8)
TREMFYA
US	764	453	68.5	68.5	—
Intl	248	91	*	*	*
WW	1,012	544	85.9	87.7	(1.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	10	10	4.5	4.7	(0.2)
WW	10	10	4.5	4.7	(0.2)

INFECTIOUS DISEASES
US	1,597	1,378	15.9	15.9	—
Intl	1,815	1,926	(5.7)	(0.2)	(5.5)
WW	3,413	3,304	3.3	6.5	(3.2)
EDURANT / rilpivirine
US	50	58	(13.7)	(13.7)	—
Intl	812	758	7.1	12.7	(5.6)
WW	861	816	5.6	10.8	(5.2)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,422	1,169	21.6	21.6	—
Intl	689	786	(12.3)	(6.8)	(5.5)
WW	2,110	1,955	8.0	10.2	(2.2)
OTHER INFECTIOUS DISEASES
US	126	151	(16.5)	(16.5)	—
Intl	315	382	(17.6)	(12.3)	(5.3)
WW	441	533	(17.3)	(13.5)	(3.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$2,919	2,574	13.4%	13.4%	—%
Intl	3,409	3,503	(2.7)	1.5	(4.2)
WW	6,328	6,077	4.1	6.6	(2.5)
CONCERTA / methylphenidate
US	233	229	1.7	1.7	—
Intl	463	434	6.6	10.3	(3.7)
WW	696	663	4.9	7.3	(2.4)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,107	1,791	17.6	17.6	—
Intl	1,224	1,137	7.7	13.0	(5.3)
WW	3,330	2,928	13.7	15.8	(2.1)
RISPERDAL CONSTA
US	314	315	(0.3)	(0.3)	—
Intl	374	422	(11.4)	(6.5)	(4.9)
WW	688	737	(6.7)	(3.9)	(2.8)
OTHER NEUROSCIENCE
US	266	239	11.4	11.4	—
Intl	1,349	1,510	(10.7)	(7.4)	(3.3)
WW	1,614	1,749	(7.7)	(4.9)	(2.8)

ONCOLOGY
US	4,299	4,331	(0.7)	(0.7)	—
Intl	6,393	5,513	16.0	21.8	(5.8)
WW	10,692	9,844	8.6	11.9	(3.3)
DARZALEX
US	1,567	1,203	30.3	30.3	—
Intl	1,430	822	73.9	84.1	(10.2)
WW	2,998	2,025	48.0	52.2	(4.2)
IMBRUVICA
US	1,555	1,129	37.7	37.7	—
Intl	1,856	1,486	24.9	32.1	(7.2)
WW	3,411	2,615	30.4	34.5	(4.1)
VELCADE
US	—	—	—	—	—
Intl	751	1,116	(32.7)	(30.1)	(2.6)
WW	751	1,116	(32.7)	(30.1)	(2.6)
ZYTIGA / abiraterone acetate
US	810	1,771	(54.3)	(54.3)	—
Intl	1,985	1,727	15.0	19.8	(4.8)
WW	2,795	3,498	(20.1)	(17.7)	(2.4)
OTHER ONCOLOGY
US	367	228	61.0	61.0	—
Intl	371	362	2.4	8.1	(5.7)
WW	739	590	25.0	28.6	(3.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

PULMONARY HYPERTENSION
US	$1,684	1,651	2.0%	2.0%	—%
Intl	939	922	1.9	6.3	(4.4)
WW	2,623	2,573	1.9	3.5	(1.6)
OPSUMIT
US	766	700	9.4	9.4	—
Intl	562	515	9.0	14.1	(5.1)
WW	1,327	1,215	9.2	11.4	(2.2)
TRACLEER / bosentan
US	131	268	(51.1)	(51.1)	—
Intl	210	278	(24.3)	(22.6)	(1.7)
WW	341	546	(37.5)	(36.6)	(0.9)
UPTRAVI
US	714	598	19.3	19.3	—
Intl	105	65	62.4	70.7	(8.3)
WW	819	663	23.5	24.3	(0.8)
OTHER
US	74	85	(13.7)	(13.7)	—
Intl	62	64	(3.7)	3.3	(7.0)
WW	135	149	(9.4)	(6.4)	(3.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$3,734	4,279	(12.7)%	(12.7)%	—%
Intl	1,458	1,537	(5.2)	(1.3)	(3.9)
WW	5,192	5,816	(10.7)	(9.7)	(1.0)
XARELTO
US	2,313	2,477	(6.6)	(6.6)	—
Intl	—	—	—	—	—
WW	2,313	2,477	(6.6)	(6.6)	—
INVOKANA / INVOKAMET
US	536	711	(24.6)	(24.6)	—
Intl	199	170	17.3	22.1	(4.8)
WW	735	881	(16.5)	(15.6)	(0.9)
PROCRIT / EPREX
US	505	674	(25.1)	(25.1)	—
Intl	285	314	(9.2)	(6.5)	(2.7)
WW	790	988	(20.0)	(19.2)	(0.8)
OTHER
US	380	417	(9.1)	(9.1)	—
Intl	974	1,053	(7.6)	(3.5)	(4.1)
WW	1,353	1,470	(8.0)	(5.1)	(2.9)

TOTAL PHARMACEUTICAL
US	23,874	23,286	2.5	2.5	—
Intl	18,324	17,448	5.0	10.1	(5.1)
WW	$42,198	40,734	3.6%	5.8%	(2.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

DIABETES CARE (4)
US	$—	371	*%	*%	—%
Intl	—	638	*	*	*
WW	—	1,009	*	*	*

INTERVENTIONAL SOLUTIONS
US	1,443	1,283	12.5	12.5	—
Intl	1,554	1,363	14.0	17.8	(3.8)
WW	2,997	2,646	13.3	15.2	(1.9)

ORTHOPAEDICS
US	5,319	5,281	0.7	0.7	—
Intl	3,520	3,604	(2.3)	1.9	(4.2)
WW	8,839	8,885	(0.5)	1.2	(1.7)

HIPS
US	863	841	2.6	2.6	—
Intl	575	577	(0.3)	4.2	(4.5)
WW	1,438	1,418	1.4	3.3	(1.9)

KNEES
US	889	911	(2.4)	(2.4)	—
Intl	591	591	0.0	4.1	(4.1)
WW	1,480	1,502	(1.4)	0.2	(1.6)

TRAUMA
US	1,652	1,599	3.3	3.3	—
Intl	1,068	1,100	(2.9)	1.4	(4.3)
WW	2,720	2,699	0.8	2.5	(1.7)

SPINE & OTHER
US	1,915	1,930	(0.8)	(0.8)	—
Intl	1,286	1,336	(3.8)	0.4	(4.2)
WW	3,201	3,266	(2.0)	(0.3)	(1.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$3,828	4,125	(7.2)%	(7.2)%	—%
Intl	5,673	5,776	(1.8)	2.7	(4.5)
WW	9,501	9,901	(4.0)	(1.4)	(2.6)

ADVANCED
US	1,637	1,657	(1.2)	(1.2)	—
Intl	2,458	2,345	4.8	9.4	(4.6)
WW	4,095	4,002	2.3	5.0	(2.7)

GENERAL
US	1,762	1,751	0.6	0.6	—
Intl	2,718	2,806	(3.1)	1.3	(4.4)
WW	4,480	4,557	(1.7)	1.0	(2.7)

SPECIALTY
US	430	717	(40.1)	(40.1)	—
Intl	497	625	(20.5)	(16.4)	(4.1)
WW	926	1,342	(31.0)	(29.0)	(2.0)

VISION
US	1,794	1,777	0.9	0.9	—
Intl	2,830	2,776	2.0	4.9	(2.9)
WW	4,624	4,553	1.6	3.3	(1.7)

CONTACT LENSES / OTHER
US	1,304	1,237	5.4	5.4	—
Intl	2,088	2,065	1.1	4.0	(2.9)
WW	3,392	3,302	2.7	4.6	(1.9)
SURGICAL
US	490	540	(9.4)	(9.4)	—
Intl	742	711	4.4	7.3	(2.9)
WW	1,232	1,251	(1.6)	0.1	(1.7)

TOTAL MEDICAL DEVICES
US	12,384	12,837	(3.5)	(3.5)	—
Intl	13,579	14,157	(4.1)	(0.1)	(4.0)
WW	$25,963	26,994	(3.8)%	(1.7)%	(2.1)%

Note: Columns and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Reflects LifeScan divestiture October 2, 2018